May 1, 2025 (Amended December 31, 2025)
Boston Trust SMID Cap Fund (BTSMX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can obtain the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.bostontrustwalden.com/investment-services/mutual-funds/. You also can obtain this information at no cost by calling 1-800-282-8782 x7050, sending an email request to mutualfunds@bostontrustwalden.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Goals

The Boston Trust SMID Cap Fund seeks long-term capital growth through an actively managed portfolio of stocks of small and middle capitalization (“smid cap”) companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Boston Trust SMID Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.82%
Fee Waiver and Expense Reimbursements[1]	(0.07)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%

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Boston Trust Walden Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 0.75% of its average daily net assets through May 1, 2026 (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under Generally Accepted Accounting Principles)). The Adviser may seek recoupment of fees waived and expenses reimbursed within three years of the date on which the expense reduction or reimbursement occurred if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses, or the limitation in place at the time of initial waiver/reimbursement. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period, and that the Fund’s operating expenses remain the same. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/ reimbursement period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$255	$448	$1,007

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 31.51% of the average value of the portfolio excluding the impact of in-kind transactions.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of domestic equity securities of small and mid cap companies. Equity securities include common stock and any rights to purchase common stock. “Assets” means net assets, plus the amount of borrowing for investment purposes. Shareholders will be given 60 days advance notice of any change to this policy. For these purposes, the Adviser defines small and mid cap issuers as those with market capitalizations within the range encompassed by the Russell 2500TM Index at the time of purchase. The size of companies in the Russell 2500TM Index may change with market conditions. In addition, changes to the composition of the Russell 2500TM Index can change the market capitalization range of the companies included in the index. As of December 31, 2024, the market capitalization range of the Russell 2500TM Index was between $8 million and $33 billion. However, the Fund generally excludes securities with market capitalizations less than $500 million at time of purchase.

ESG Integration: As part of the investment decision-making process for the Fund, the Adviser evaluates how financially material environmental, social, and governance (ESG) risks and opportunities may affect a company’s revenues, expenses, assets, liabilities, and overall risk. The consideration of ESG risks and opportunities in investment decision-making is referred to as “ESG integration.” The Adviser considers “financial materiality” as it is understood in Generally Accepted

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May 1, 2025 (Amended December 31, 2025)
Boston Trust SMID Cap Fund (BTSMX)	Fund Summary

Accounting Principles — information that would influence the judgment of an informed investor. The integration of ESG risks and opportunities is often a subjective exercise and may differ depending upon the characteristics of the asset class. The Adviser focuses active ownership efforts in three areas: climate risk, equality, and governance, seeking to ensure companies held across investment strategies are appropriately managing material and significant risks and opportunities. Active ownership activities include proxy voting, company engagement, shareholder resolutions, and public policy advocacy. The Fund is not subject to ESG Screening.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of the Adviser or Boston Trust Walden Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate — at times dramatically.

Small and Mid Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Management Risk: The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

ESG Integration Risk: The Adviser’s integration of ESG risks and opportunities may cause the Fund to perform differently from a fund that uses a different methodology. ESG integration may cause the Fund to forego or differently evaluate investment opportunities than a fund that uses a different investment research methodology.

Active Ownership Risk: The Adviser votes proxies in a manner it believes is consistent with the Fund’s long-term investment focus. Such votes may not always be consistent with maximizing short-term performance of the issuer.

Issuer Cybersecurity Risk: Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers, and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty, or other market participant.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance and a supplemental index. The Fund’s past performance is not an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bostontrustwalden.com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
4Q2020	1Q2020
17.73%	(25.42)%

For the period January 1, 2025 through March 31, 2025, the aggregate (non-annualized) total return for the Fund was -2.17%.

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May 1, 2025 (Amended December 31, 2025)
Boston Trust SMID Cap Fund (BTSMX)	Fund Summary

Average Annual Total Returns (as of December 31, 2024)	1 Year	5 Years	10 Years	Since Inception (11/30/11)
Boston Trust SMID Cap Fund
Before Taxes	10.17%	9.14%	9.90%	10.91%
After Taxes on Distributions	9.62%	8.52%	9.07%	10.00%
After Taxes on Distributions and Sale of Fund Shares	6.43%	7.11%	7.87%	8.87%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%	14.31%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	11.99%	8.77%	8.85%	11.26%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

Investment Adviser:	Boston Trust Walden Inc.
Lead Portfolio Manager:	Richard Q. Williams, CFA, Since 2017
Co-Portfolio Managers:	Leanne Moore, Since 2020
Brad Hunnewell, CFA, Since 2024

Buying and Selling Fund Shares

Minimum Initial Investment:	$1,000,000
Minimum Additional Investment:	$1,000

To Place Orders:
Boston Trust Walden Funds
P.O. Box 182198
Columbus, OH 43218-2198

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust Walden Funds, P.O. Box 182198, Columbus, OH 43218-2198), by telephone (1-888-248-1954), or through your investment representative. You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest – Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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